SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2000

                          ENERGY CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

                                  333-29001-01
                            (Commission File Number)

                                  West Virginia
                 (State or other jurisdiction of incorporation)

                                   84-1235822
                      (IRS Employer Identification Number)


                      4643 South Ulster Street, Suite 1100
                             Denver, Colorado 80237
              (Address of principal executive offices and zip code)

                                 (303) 694-2667
              (Registrant's telephone number, including area code)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On August 18, 2000, Eastern Systems Corporation (ESC), a wholly owned subsidiary of Energy Corporation of America (the "Company") consummated the sale of Mountaineer Gas Company, a wholly owned subsidiary of ESC, to Monongahela Power Company, a subsidiary of Allegheny Energy (AE). (On January 10, 2000, the Company filed a Form 8-K with the Securities and Exchange Commission detailing the underlying stock purchase agreement between the Company and AE.). The sales price was $323,000,000 less long-term debt of $100,131,250 and is subject to certain post-closing adjustments. The Company is subject to certain restrictions, which are contained in the May 23, 1997 Indenture entered into between the Company and the Bank of New York, regarding the use of the proceeds of the sale. The Company intends to fully comply with these restrictions. (On June 19, 1997, the Company filed Form S-4/A with the Securities and Exchange
Commission  with  the  Indenture  attached  as  Exhibit  4.3).

ITEM  5.  OTHER  EVENTS.

     On  August  18,  2000,  the  Company  also  gave notice to General Electric
Capital Corporation (GECC) of its decision to terminate its revolving credit facility, effective immediately. The Company simultaneously paid in full all amounts outstanding under the credit facility. (On June 19, 1997, the Company filed Form S-4/A with the Securities and Exchange Commission with the GECC Credit Facility attached as Exhibit 4.1).

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
        EXHIBITS.

         The  following  exhibits  are  incorporated  herein  by  reference:

Exhibit
Number        Description
------        -----------

1.     Stock  Purchase  Agreement between the Company and AE, dated December 20,
       1999.

2.     Indenture  between  the  Company  and the Bank of New York, dated May 23,
       1997.

3.     Credit  Facility  between  the  Company  and  GECC,  dated  May 20, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ENERGY  CORPORATION  OF  AMERICA



Dated:  August 31, 2000                  By:    /s/ John Mork
      --------------------                  --------------------------------
                                       Name:  John  Mork
                                      Title:  President  and  CEO



                                  EXHIBIT INDEX

1.     Stock  Purchase  Agreement between the Company and AE. The Stock Purchase
       -----------------------------------------------------
Agreement was filed as "Exhibit 2" of the January 10, 2000 Form 8-K filed with the Securities and Exchange Commission by the Company. The Stock Purchase Agreement is incorporated herein as an exhibit by reference thereto.

2.     Indenture  between  the  Company and the Bank of New York.  The Indenture
       ---------------------------------------------------------
was filed as "Exhibit 4.3" of the June 19, 1997 Form S-4/A filed with the Securities and Exchange Commission by the Company. The Indenture is incorporated herein as an exhibit by reference thereto.

3.     Credit  Facility  between  the Company and GECC.  The Credit Facility was
       -----------------------------------------------
filed as "Exhibit 4.1" of the June 19, 1997 Form S-4/A filed with the Securities and Exchange Commission by the Company. The Credit Facility is incorporated herein as an exhibit by reference thereto.